                                                                      EXHIBIT 22

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                  INCORPORATED UNDER THE LAWS OF THE STATE OF

                                    FLORIDA


NUMBER                                                             SHARES

                              CityXpress.com Corp.

                                                           CUSIP NO. 178786 10 9

                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $.001




THIS CERTIFIES THAT


                                    SPECIMEN


IS THE RECORD HOLDER OF



     Shares of CITYXPRESS.COM CORP. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

           Dated:


[CITYXPRESS.COM CORP.    /s/ Ken Bradley                /s/
    CORPORATE SEAL       ------------------------       ------------------------
      FLORIDA]                          SECRETARY                      PRESIDENT

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

                                             UNIF GIFT
          TEN COM -- as tenants in           MIN ACT -- ______ Custodian _______
                     common                             (Cust)           (Minor)
          TEN ENT -- as tenants by the                     under Uniform Gifts
                     entireties                            to Minors Act
          JT TEN  -- as joint tenants
                     with right of                      _________________
                     survivorship and                        (State)
                     not as tenants
                     in common

Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________

________________________________________________________________________________
   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
           WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER